MULTIMEDIA GAMES™

MGAM: NASDAQ

Gaming Investment Forum

Las Vegas, Nevada
November 15, 2010

Deutsche Bank

UBS

Safe Harbor

In addition to historical facts or statements of current conditions, this presentation contains forward-looking statements that involve risks and uncertainties within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements reflect Multimedia Games, Inc.'s ("Company") current expectations and beliefs but are not guarantees of future performance. As such actual results may vary materially from expectations.

The Company's ability to enter into any new jurisdiction or sell new products, is subject to regulatory approval, licensing requirements, and other possible factors beyond the Company's control. Any dates included in this presentation should be considered target dates only, actual dates may vary materially from expectations. The preparation of the Company's presentations, financial statements and forward-looking statements requires the Company to make estimates and assumptions regarding the Company's operations, valuations, financial outlook, regulatory enforcement and technical compliance and estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, sales and expenses. Actual results may differ materially from these estimates under different assumptions or conditions.

Additional risks and uncertainties associated with the forward-looking statements are described in the Company's filings with the Securities and Exchange Commission, including the Company's reports on Form 10-K and 10-Q. The Company assumes no obligation to publicly update or revise any forward-looking statements.

Historical Overview

Phase 1

- Innovation and proprietary technology drove growth in a few markets
- Key metrics (F2000-F2004)
  - Revenue CAGR = 41%
  - Total cash generation = $(27.5) million
  - Net debt at 9/30/04 = $15.7 million

Phase 2

- Market dynamics change
- Took risks on emerging markets
- Shift to 3rd party product distribution
- Key metrics (F2005-F2008)
  - Revenue CAGR = (5%)
  - Total cash generation = $(39.3) million
  - Net debt at 9/30/08 = $80.7 million

Phase 3

- Refocus on strategy and execution
  - Proprietary product
  - Cash flow and debt
  - Litigation
  - Personnel
  - Customer relations
- Expand addressable markets
- Key metrics (F2009-F2010)
  - Revenue CAGR = (7%)
  - Cash generation = $54.8 million
  - Net debt at 9/30/10 = $22.8 million



$30.00
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$0.00
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January-01
January-02
January-03
January-04
January-05
January-06
January-07
January-08
January-09
January-10

MULTIMEDIA GAMES

Product Offerings and Capabilities


Total addressable markets
Class III
Systems
VLT
Class II
F2000
F2010

MULTIMEDIA GAMES

Current Markets



- **MGAM under-penetrated in all markets**
  - **Licensing initiatives create new market opportunities**
  - **New products open up opportunities in new and existing markets**
- **Key markets include:**
  - **Oklahoma**
    - 57% of F2010 revenue
  - **WA**
    - 19% of F2010 revenue
  - **New York**
    - 10% of F2010 revenue
  - **California**
    - 1% of F2010 revenue
  - **Louisiana and Mississippi**
    - Field trials underway

MULTIMEDIA GAMES

Figures as of 9/30/10

Long-term Relationship with Chickasaw Nation

Relationship Overview

- Long term history of providing product and expansion capital
- At 9/30/10 receivable of $35.4 million
  - Currently repaid at approximately $3 million per quarter
- Current installed base of over 5,000 units at 15 properties, over 2/3 of which are third party CIII machines



Key Game Placement Tranches

- **WinStar**
  - 1st tranche – over 1,000 units, agreement extends into 2013
  - 2nd tranche – approximately 1,400 units, agreement extends into 2015
- **Other locations**
  - Riverwind – over 900 units, agreement extends into 2013
  - Newcastle – approximately 600 units, agreement extends into 2016


ROME

MULTIMEDIA GAMES

Long-term Relationship with Chickasaw Nation

- **Keys to continued success**
  - **Increase investment in proprietary Class II game development**
  - **Improve WPU across footprint**
  - **Remain a strong financial and strategic partner**



RIVERWIND CASINO

MULTIMEDIA GAMES

Significant Oklahoma Placement Opportunities*

- **Over ¾ of our Oklahoma revenue in F2010 came from units placed at Chickasaw Nation facilities**
- **Significant opportunities remain throughout the state with many other tribes**



6
4
5
8
1
2
3
7
KAW
OSAGE
CHEROKEE
CHEYENNE - ARAPAHO
MUSCOGEE (CREEK)
KIOWA - COMANCHE - APACHE
CHICKASAW
CHOCTAW



RIVER SPIRIT Casino

Creek (River Spirit)


Cherokee (Hard Rock)


Choctaw (Durant)

*Entry into new jurisdictions subject to licensing and regulatory approval

Unit Sales Market Opportunity*

	Total Addressable Market
Alabama (tribal)	3,000
California (tribal)	45,304
Connecticut	15,380
Florida	9,548
Idaho	1,101
Kansas	3,617
Louisiana	29,100
Minnesota	14,691
Mississippi	41,000
New York	7,560
Oklahoma	31,210
Rhode Island	5,834
Washington	27,311
Wisconsin	5,869
Total	240,525

	Total Addressable Market
California (tribal)	65,300
Florida	29,800
Idaho	4,141
Nevada	203,300
Illinois	13,900
Indiana	23,100
Michigan	27,700
New Jersey	37,400
Total	404,641

Currently Licensed
Pending License
Future Markets

SOURCE: Company estimates; actual addressable market could differ from figures above

**Entry into new markets subject to licensing and regulatory approval*

MULTIMEDIA GAMES

Leverage Existing Systems Business

- **New York Lottery**
  - **Operate central determinant system for 12,500 VLTs at eight horse racing facilities throughout the state**
  - **Six year history with agreement through December 2017**
  - **Aqueduct**
    - **Plans to have Phase 1 open by summer 2011**
    - **Plans to have Phase 2 open by end of calendar 2011**
    - **Total units may exceed 4,500**
  - **Profitable, cash-generating business unit expected to grow**
- **Exploring domestic and international opportunities**



Mexico & Alabama

- **Mexico**
  - **Original focus in Mexico was expanding footprint**
    - **Revenue generation but…**
    - **…negative cash flow**
  - **Amended AISA (Televisa) agreement in early 2010 to tie future investments to ROIC**
  - **Market now generating positive EBITDA and FCF at lower revenue levels**
  - **F2010 revenue of $8.5 million**
- **Alabama**
  - **All electronic bingo machines shut down as of August 9, 2010**
    - **Impacts all Alabama gaming equipment suppliers**
  - **Electronic bingo represented $9.4 million of revenue in F2009 and $4.2 million in F2010**

Financial Overview

MULTIMEDIA GAMES™

F2010 Financial Overview

- **Revenue of $117.9 million including $92.8 million from gaming operations and $23.4 million from equipment and system sales**
  - **Sold 930 proprietary units**
  - **Average participation base of 14,237**
- **Net income of $2.6 million or $0.09 per share**
  - **Includes $14.4 million or $0.51 per share income tax benefit**
- **Cash of $21.8 million as of 9/30**
- **Total outstanding debt of $44.6 million as of 9/30**
  - **Reduced debt by $52 million in last six quarters**
- **Net Debt was just under $23 million as of 9/30**

Cash Generated vs. Quarterly Revenue

- **Company generated $5.5 million of gross cash flow(1) and $6.5 million in free cash flow(2) in Q4 F2010**
  - **Gross cash flow of $38.3 million in F2010**
  - **Free cash flow of $31.7 million in F2010**
- **Consistently producing cash as revenue quality improves**
  - **TTM cash generated as a % of revenues has averaged 33%**



$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$ in millions
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
$13.1
$15.1
41%
$10.1
$8.9
31%
$7.6
$4.2
29%
$15.9
$14.4
49%
$9.3
$6.6
32%
$5.5
$6.5
18%
Q3 FY'09
Q4 FY'09
Q1 FY'10
Q2 FY'10
Q3 FY'10
Q4 FY'10
Gross Cash Flow
Free Cash Flow
Gross Cash Flow as % of Net Revenue

MULTIMEDIA GAMES

(1) Company defines gross cash flow as cash flow from operating activities plus cash flows from investing activities

(2) Company defines free cash flow as cash flow from operating activities less the acquisition of property and equipment

Continued Debt Reduction



$110.0
$90.0
$70.0
$50.0
$30.0
$10.0
($10.0)
($30.0)
$ in millions
$96.3
$87.0
$83.1
$73.6
$75.0
$62.5
$69.8
$54.9
$59.6
$38.4
$59.8
$29.0
$44.6
$22.8
Q2 FY'09
Q3 FY'09
Q4 FY'09
Q1 FY'10
Q2 FY'10
Q3 FY'10
Q4 FY'10
Debt
Net Debt

- **Company ended F2010 with outstanding debt of $44.6 million**

MULTIMEDIA GAMES

Net debt represents total debt less cash on the balance sheet

Cash Quality of Earnings vs. Share Price



F2004
F2005
F2006
F2007
F2008
F2009
F2010
Revenue
EBITDA
Gross Cash Flow
$200.0
$150.0
$100.0
$50.0
$0.0
($50.0)
$ in millions
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
Closing Stock Price
1/2/2004
7/2/2004
1/2/2005
7/2/2005
1/2/2006
7/2/2006
1/2/2007
7/2/2007
1/2/2008
7/2/2008
1/2/2009
7/2/2009
1/2/2010
7/2/2010

MULTIMEDIA GAMES

The Company defines gross cash flow as cash flow from operating activities plus cash flows from investing activities

Successful Two-year Execution on Strategic Initiatives

Mitigated financial and legal risks

- Strengthened balance sheet, significantly reduced debt
- Six consecutive quarters of free cash flow generation
- Amended credit agreement
- Resolved significant litigation

Expanding addressable markets

- Significantly improved and expanded product portfolio
- 96 gaming licenses issued; 9 additional pending
- Unit sales of 930 units in fiscal 2010

Reduced 3rd party product reliance

- Proprietary product development improves cash return
- New Class II products strengthens alignment with key customer

Furthering technology innovation

- Improving product stability & innovation
- Expanding C2/C3/VLT library & system capabilities

Key Considerations

- **Solid balance sheet**
- **Generating consistent cash flow**
- **Ramping proprietary unit sales**
  - **Expanding addressable markets**
  - **Product placements/trials**
  - **Performance**
- **Beginning to execute strategy to address key Oklahoma market**
- **Opportunity to leverage NY systems strength in new markets**

We believe Multimedia Games offers attractive valuation relative to EBITDA, cash flow and growth opportunities

G2E Product Overview

MULTIMEDIA GAMES™

Side Action™ Series

- ***Side Action***
  - Play 2 games at once
    - Primary video reel game
    - Side Action game for small side wager
  - *Side Action* game is positioned on the right side of the video display, taking up about 25% of the screen
  - Featured Titles:
    - Blazin' Bucks™ with *Side Action* Dice
    - Texas Tornado® with *Side Action* Poker



SIDE ACTION
DICE
SIDE ACTION MESSAGES GO HERE
SIX SIXES 50,000
SIX OF A KIND (1-5) 14,500
FIVE OF A KIND 1,100
2X THREE OF A KIND 400
STRAIGHT 300
THREE PAIRS 100
FOUR OF A KIND 60
TOUCH TO ACTIVATE FEATURE OFF
SIDE BET
25
HELP
SIDE ACTION
Poker
ROYAL FLUSH 300,000
STRAIGHT FLUSH 80,000
FOUR OF A KIND 10,000
FULL HOUSE 1,200
FLUSH 800
STRAIGHT 500
THREE OF A KIND 200
TWO PAIR 100
JACKS OR BETTER 40
DEACTIVATE FEATURE
FEATURE ON
SIDE BET
25
HELP

MULTIMEDIA GAMES

Maximum Lockdown Series

- ***Maximum Lockdown***
  - **Hybrid 5-reel mechanical game that plays like a 3-reel mechanical**
  - **Targeted at all mechanical reel players**
  - **Regular game play with the 3 reels in the middle**
  - **Outside reels used for the lockdown feature**
    - **When outside reels match, the player gets free spins**
  - **Featured Titles:**
    - ***Maximum Lockdown***
    - **Smokin' 777® w/ *Maximum Lockdown***



MAXIMUM
WILD
LOCKDOWN
WILD
WILD
10
A
A
Q
FREE SPIN

Progressives



$20,000.00
ICE ON FIRE



MEGA
$3,000.00
MEGA MELTDOWN

- **Class II**
  - **First title: Ice on Fire™**
  - **Our latest Class 2 progressive**
  - **3-reel, 1-line mechanical**
  - **6-tier bank progressive**
- **Washington VLT**
  - **First title: Mega Meltdown®**
  - **Our latest WA progressive**
  - **3-reel, 1-line mechanical**
  - **6-tier bank progressive**

TournEvent™

- ***TournEvent***
  - **Easiest and most innovative slot tournament system**
  - **Networked banks switch to tournament mode instantly to transform slot floor into live action slot theatre**
  - ***TournEvent* 3.0**
    - **New interactive Pop-N-Win™ tournament game**
    - **Player Dashboard with picture in picture**
    - **Automated emcee**
    - **New tournament formats**



1. Alisa Zyla 12750
2. Adrea Geisler 11000
3. Al Montano 10550
4. Alison Huang 10500
5. Alicia Rodriguez 9950
5
5
Alicia Rodriguez

Power Stacks™


Koi Pond
Super Rubies
Wild Tornado

- ***Power Stacks***
  - **Proprietary game feature**
  - **Stack, Wild, Nudge, Lock and Re-spin – if a Re-spin hits an additional Power Stack, it Re-spins again**
  - **Featured Titles:**
    - **Koi Pond™, Super Rubies™ & Wild Tornado™**

King Richer™*

- ***King Richer***
  - **3 Reel Mechanical with Video Top Box**
  - **Free Spin feature rarely seen in mechanical reel games**
  - **Interactive video top screen**
  - **Themed character topper**



MULTIMEDIA GAMES

* "King Richer" is a trademark of Design Works Studios, LLC

Treasure Top™ Series

- ***Treasure Top***
  - **First game is Wild Wheel®**
  - **Features unique 24" LCD top box with colorful animated LEDs**
  - **During bonus, the player presses PLAY button to spin the *Wild Wheel* for a bonus multiplier**


WILD
$25,000
WHEEL
WILD WHEEL
MULTIMEDIA GAMES
WILD WHEEL

MULTIMEDIA GAMES

Player HD® SLX™



SLOT CAR
SPEEDWAY
BONUS

- ***Player HD SLX***
  - **Multimedia Games' first slant-top cabinet**
  - **Wide-screen 23" high definition display**
  - **All current video games will be available**

MULTIMEDIA GAMES


SIDE ACTION
DICE
SIX SIXES 50.000
SIX OF A KIND 14.500
FIVE OF A KIND 1.100
400
STRAIGHT 300
100
60
20
HELP
SIDE ACTION
Poker
SIDE ACTION MESSAGES GO HERE
ROYAL FLUSH 300.000
STRAIGHT FLUSH 80.000
FOUR OF A KIND 10.000
FULL HOUSE 1,200
FLUSH 800
STRAIGHT 500
THREE OF A KIND 200
TWO PAIR 100
JACKS OR BETTER 40
FEATURE ON
SIDE BET 20
HELP
MEGA MELTDOWN
KOI POND
5
5
Alicia Rodriguez
ICE ON FIRE
WILD WHEEL
FREE SPIN